Exhibit 32.1

THE SPENDSMART PAYMENTS COMPANY

CERTIFICATION PURSUANT TO

 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The SpendSmart Payments Company (the “Company”) on Form 10-Q/A for the period ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael McCoy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 21, 2013	/s/ Michael McCoy
Michael McCoy
Chief Executive Officer